                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant   /X/
FILED BY A PARTY OTHER THAN THE REGISTRANT   / /
CHECK THE APPROPRIATE BOX:
/ /  PRELIMINARY PROXY STATEMENT       / /   CONFIDENTIAL, FOR USE OF THE
/X/  Definitive Proxy Statement              COMMISSION ONLY
/ /  DEFINITIVE ADDITIONAL MATERIALS         (as permitted by Rule 14a-6(e)(2))
/ /  SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                              GS FINANCIAL CORP.
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/ No fee required.

/ / FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES: _______

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: __________

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
        COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE
        AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT
        WAS DETERMINED): ______________________________________________________

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION: ______________________

    (5) TOTAL FEE PAID: _______________________________________________________

/ / FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

/ / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT
    RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

    (1) AMOUNT PREVIOUSLY PAID: _______________________________________________

    (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.: _________________________

    (3) FILING PARTY: _________________________________________________________

    (4) DATE FILED: ___________________________________________________________

                               GS FINANCIAL CORP.
                       3798 VETERANS MEMORIAL BOULEVARD
                          METAIRIE, LOUISIANA  70002
                                (504) 457-6220





                                                                 March 23, 1999

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of GS Financial Corp. The meeting will be held at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, April 27, 1999 at 10:00 a.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         On behalf of the Board of Directors and all of the employees of GS Financial Corp., I thank you for your continued interest and support.

                                           Sincerely,

                                           /s/ Donald C. Scott

                                           Donald C. Scott
                                           President and Chief Executive Officer

                                GS FINANCIAL CORP.
                         3798 VETERANS MEMORIAL BOULEVARD
                            METAIRIE, LOUISIANA  70002
                                  (504) 457-6220
                                    ----------
                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON APRIL 27, 1999
                                    ----------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of GS Financial Corp. (the "Company") will be held at the main office of the Company located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, April 27, 1999 at 10:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         (1) To elect three directors for a three-year term expiring in 2002, and until their successors are elected and qualified;

         (2) To ratify the appointment by the Board of Directors of LaPorte, Sehrt, Romig & Hand as the Company's independent auditors for the fiscal year ending December 31, 1999; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed March 15, 1999 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Lettie R. Moll


                                             Lettie R. Moll
                                             Vice President and Secretary


Metairie, Louisiana
March 23, 1999

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                                 GS FINANCIAL CORP.
                                    ----------
                                  PROXY STATEMENT
                                    ----------
                           ANNUAL MEETING OF STOCKHOLDERS

                                  APRIL 27, 1999

         This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of GS Financial Corp. (the "Company"), the parent holding company of Guaranty Savings and Homestead Association (the "Association"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the main office of the Company located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, April 27, 1999 at 10:00 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 23, 1999.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted FOR the matters described below and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Lettie R. Moll, Corporate Secretary, GS Financial Corp., 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                  VOTING

         Only stockholders of record at the close of business on March 15, 1999 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 3,438,500 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. The affirmative vote of a majority of the total votes present in person and by proxy is required to ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. Because of the vote required to ratify the appointment of independent auditors, however, abstentions will have the effect of a vote against the proposal. Under rules of the New York Stock Exchange, the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                  CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the stockholders of the Company for staggered terms, or until their successors are elected and qualified.

         At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2002, and until their successors are elected and qualified.

         No director is related to any other director or executive officer by first cousin or closer, except that Donald C. Scott and Bruce A. Scott are brothers and Bruce A. Scott and Stephen L. Cory are brothers-in-law. Each nominee currently serves as a director of the Company and of the Association.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The following tables present information concerning the nominees for director of the Company during the last five years, including tenure as a director. All of the below-listed directors also serve as directors of the Association.

        NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM EXPIRING IN 2002

                                                               Principal Occupation During                 Director
               Name                   Age(1)                       the Past Five Years                     Since(2)
-------------------------------    ----------    -----------------------------------------------------   -----------
Kenneth B. Caldcleugh                   49       Mr. Caldcleugh is the President and Owner of The             1996
                                                 Cellars of River Ridge, a fine wine and spirit retail
                                                 outlet in Louisiana.  Prior thereto, Mr. Caldcleugh was
                                                 the Vice President and Regional Manager of Glazer
                                                 Companies of Louisiana (formerly Glazer Wholesale
                                                 Spirit & Wine Distributors), from 1973 to 1996.

Bradford A. Glazer                      43       Mr. Glazer is Senior Vice President of Espy & Straus,        1991
                                                 Inc., Cincinnati, Ohio, a real estate brokerage,
                                                 development and management firm.  Prior thereto, Mr.
                                                 Glazer was the Chairman of Glazer Steel Corporation,
                                                 a metal service center in New Orleans, Louisiana and
                                                 Knoxville, Tennessee.

Bruce A. Scott                          46       Mr. Scott is an attorney and has served as Executive         1982
                                                 Vice President of the Company since February 1997
                                                 and Executive Vice President of the Association since
                                                 1985.  Mr. Scott also serves as legal counsel and
                                                 Personnel Manager of the Association, and performs
                                                 certain legal services for the Association and its
                                                 borrowers in connection with real estate loan closings
                                                 and receives fees from the borrowers in connection
                                                 therewith.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

                                               (FOOTNOTES ON THE FOLLOWING PAGE)

                                       DIRECTORS WHOSE TERMS ARE CONTINUING

DIRECTORS WITH A TERM EXPIRING IN 2000

                                                          Principal Occupation During                   Director
            Name                 Age(1)                       the Past Five Years                       Since(2)
--------------------------    ----------    -----------------------------------------------------   ---------------
Stephen L. Cory                    49       Mr. Cory is an insurance agent and President of the            1995
                                            Cory, Tucker & Larrowe Agency in Metairie,
                                            Louisiana.

J. Scott Key                       46       Mr. Key is the President and Chief Operating Officer           1991
                                            of Kencoil, Inc. (previously D&S Industries), an
                                            electric motor coil manufacturer and its subsidiary
                                            Scott Armature, a provider of sales and services of
                                            electrical apparatus, in Belle Chasse, Louisiana.

Albert J. Zahn, Jr.                47       Mr. Zahn is a certified public accountant and partner          1992
                                            in the firm of Zahn, Kenney & Bresette in Metairie,
                                            Louisiana.

DIRECTORS WITH A TERM EXPIRING IN 2001

                                                          Principal Occupation During                    Director
            Name                 Age(1)                       the Past Five Years                        Since(2)
--------------------------    ----------    -----------------------------------------------------   ---------------
Victor Kirschman                   75       Mr. Kirschman is the Chairman of M. Kirschman &                1977
                                            Co., Inc., a retail furniture business with its main
                                            office in New Orleans, Louisiana.

Mannie D. Paine, Jr.               82       Dr. Paine is a retired physician.  Dr. Paine has               1976
                                            provided consulting services to Blue Cross and Blue
                                            Shield of Louisiana since 1985.

Donald C. Scott                    47       Mr. Scott has served as President and Chief Executive          1982
                                            Officer of the Company since
                                            February 1997 and President of the
                                            Association since March 1985; prior
                                            thereto, he served in various
                                            management and other positions at
                                            the Association.

---------------------

(1)  As of March 15, 1999.
(2) Includes service as a director of the Association.

SHAREHOLDER NOMINATIONS

         Article 6, Section F ("Article 6.F.") of the Company's Articles of Incorporation ("Articles") governs nominations of candidates for election as director at any annual meeting of stockholders and provides that such nominations, other than those made by the Board, may be made by any stockholder entitled to vote at such annual meeting provided such nomination is made in accordance with the procedures set forth in Article 6.F., which is summarized below.

         Nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company Stock which are Beneficially Owned (as defined in Article 9.A(e) of the Articles) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, but not limited to, information required to be disclosed by Items 4, 5, 6 and 7 of Schedule 14A (or any successors of such items or schedules); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees, and (ii) the class and number of shares of Company Stock which are Beneficially Owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice.

         The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of Article 6.F. If the Board of Directors, or a designated committee thereof, determines that the information provided in a stockholder's notice does not satisfy the informational requirements of Article 6.F. in any material respect, the Secretary of the Company shall promptly notify such stockholder of the deficiency in the notice. The stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five days from the date such deficiency notice is given to the stockholder, as the Board of Directors or such committee shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors or such committee reasonably determines that the additional information provided by the stockholder, together with information previously provided, does not satisfy the requirements of Article 6.F. in any material respect, then the Board of Directors may reject such stockholder's nomination. The Secretary of the Company shall notify a stockholder in writing whether his nomination has been made in accordance with the time and informational requirements of Article 6.F. Notwithstanding the foregoing procedures, if neither the Board of Directors nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of Article 6.F. If the presiding officer determines that a nomination was made in accordance with the terms of Article 6.F., he shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee. If the presiding officer determines that a nomination was not made in accordance with the terms of Article 6.F., he shall so declare at the annual meeting and the defective nomination shall be disregarded.


COMMITTEES AND MEETINGS OF THE BOARD OF THE ASSOCIATION AND COMPANY; DIRECTOR
  NOMINATIONS

         The Board of Directors of the Company has not established any committees of the Board to date other than a Compensation Committee. Nominations for director of the Company are made by the full Board of Directors. During the fiscal year ended December 31, 1998, the Board of Directors of the Company met 13 times. No director of the Company attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period except for Mr. Kirschman who attended 7 of the 13 Board meetings and Mr. Glazer who attended 8 of the 13 Board meetings.

         COMPENSATION COMMITTEE. The Compensation Committee of the Company consisted of Messrs. Caldcleugh, Glazer, Key, Kirschman and Dr. Paine and since June 11, 1998 consists of Messrs. Caldcleugh, Cory, Key and Dr. Paine. The Compensation Committee reviews the compensation of the Company's executive officers. The Compensation Committee met 3 times during 1998. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers for fiscal 1998 is set forth under "Executive Compensation - Report of the Compensation Committee." No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries or the Association.

         The Association has established committees which include members of the Board and senior management and which meet as required. These committees include Executive, Compensation, Real Estate, Nominating and Audit Committees.

         EXECUTIVE COMMITTEE. The Executive Committee of the Association consists of Messrs. Donald Scott, Key, Kirschman and Zahn. The Executive Committee is authorized to act, in most instances, with the same authority as the Board of Directors of the Association between meetings of the full Board.
 The Executive Committee did not meet during 1998.

         COMPENSATION COMMITTEE. The Compensation Committee of the Association consisted of Messrs. Caldcleugh, Glazer, Key, Kirschman and Dr. Paine and since June 11, 1998 consists of Messrs. Caldcleugh, Cory, Key and Dr. Paine. The Compensation Committee reviews the compensation of the executive officers of the Association. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries or the Association. The Compensation Committee met 3 times during 1998.

         AUDIT COMMITTEE. The Audit Committee of the Association consists of Messrs. Key, Weber, Zahn and Dr. Paine. The Audit Committee supervises the Association's internal auditing functions and is responsible for reviewing the performance and overseeing the engagement of the Association's independent certified public accountants. The Audit Committee met once during fiscal 1998.


EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is information with respect to the principal occupations during the last five years for the two executive officers of the Company and the Association who do not serve as directors.

          Name               Age(1)                    Principal Occupation During the Past Five Years
----------------------    ----------    ---------------------------------------------------------------------------
Lettie R. Moll                 45       Ms. Moll has served as Vice President and Secretary of the Company since
                                        1997 and Vice President and Secretary of the Association since March 1987 and March 1982, respectively.


Ralph E. Weber                 54       Mr. Weber has primary responsibility for the Association's data processing requirements and has served as Vice President of the Company and the
                                        Association since February 1997 and March 1987, respectively.

------------------
(1)  As of March 15, 1999.

                              BENEFICIAL OWNERSHIP OF COMMON STOCK
                          BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

                                                                 Common Stock Beneficially Owned as of
                                                                            March 19, 1999(1)
                                                       ------------------------------------------------------
           Name of Beneficial Owner                               Amount                    Percentage (12)
-------------------------------------------------      -----------------------------   -----------------------
GS Financial Corp.                                              274,214(2)                      9.3%
  Employee Stock Ownership Plan
   and Trust
  3798 Veterans Memorial Boulevard
  Metairie, Louisiana 70002

Brandes Investment Partners, L.P.                               177,142(3)                      6.0%
  12750 High Bluff Drive
  San Diego, California 92130

Kennedy Capital Management                                      223,700(4)                      7.6%
  10829 Olive Boulevard
  St. Louis, Missouri 63141

Directors:
Kenneth B. Caldcleugh                                             8,636(5)                       *
Stephen L. Cory                                                  10,536(5)                       *
Bradford A. Glazer                                               16,955(5)(7)                    *
J. Scott Key                                                     28,536(5)                       *
Victor Kirschman                                                 18,536(5)                       *
Mannie D. Paine, Jr., M.D.                                       16,036(5)(8)                    *
Bruce A. Scott                                                   61,687(2)(6)(9)                1.8%
Donald C. Scott                                                  59,691(6)(10)                  1.7%
Albert J. Zahn, Jr.                                              38,636(5)(11)                  1.1%

All directors and executive officers of the Company             266,767(2)                      7.6%
and the Association as a group (11 persons)

-----------------
*        Represents less than 1% of the outstanding Common Stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.


                                         (FOOTNOTES CONTINUE ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)
-----------------

(2) The GS Financial Corp. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the GS Financial Corp. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Ms. Lettie R. Moll and Messrs. Ralph Weber and Bruce Scott who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 53,367 shares held in the Trust have been allocated to the accounts of participating employees. The 220,847 unallocated shares held in the Trust as of the Voting Record Date will be voted by the Trustees in accordance with their fiduciary duties as Trustees. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the Trust.

(3) Information obtained from Schedule 13G dated February 11, 1999, with respect to shares of Common Stock owned by Brandes Investment Partners, L.P., an investment advisor registered under the Investment Advisors Act of 1940 ("Brandes"). Brandes reports shared voting power and shared dispositive power with respect to 177,142 shares of Common Stock.

(4) Information obtained from Schedule 13G dated February 9, 1999, with respect to shares of Common Stock owned by Kennedy Capital Management, Inc., a Missouri corporation ("Kennedy"). Kennedy reports sole voting power and sole dispositive power with respect to 223,700 shares of Common Stock.

(5) Includes for each individual 2,947 shares of Common Stock subject to stock options exercisable within 60 days of the Voting Record Date.

(6) Includes for each individual 17,192 shares of Common Stock subject to stock options exercisable within 60 days of the Voting record Date.

(7) Includes 1,000 shares of Common Stock owned by Mr. Glazer's wife and 10,000 shares owned by Mr. Glazer's children.

(8)      Includes 6,250 shares of Common Stock owned by Dr. Paine's wife.

(9) Includes 5,000 shares of Common Stock held in trusts for the benefit of Bruce Scott's children, for which Mr. Scott is the trustee. Mr. Scott disclaims beneficial ownership as to the shares held in such trusts. Also includes 5,000 shares owned by Mr. Scott's wife. Also includes 6,057 shares of Common Stock allocated to Mr. Scott under the ESOP which the Trustees will vote in accordance with Mr. Scott's instructions. Does not include shares held by Mr. Donald C. Scott, Mr. Bruce A. Scott's brother.

(10) Includes 4,000 shares of Common Stock held in trusts for the benefit of Mr. Scott's children, for which Mr. Scott is the Trustee. Mr. Scott disclaims beneficial ownership as to the shares held in such trusts. Also includes 2,500 shares owned by Mr. Scott's wife. Also includes 6,461 shares of Common Stock allocated to Mr. Scott under the ESOP which the Trustees will vote in accordance with Mr. Scott's instructions. Does not include shares held by Mr. Bruce A. Scott, Mr. Donald C. Scott's brother.

(11)     Includes 10,100 shares of Common Stock owned by Mr. Zahn's wife.

(12) Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the Voting Record Date have been exercised.

                              EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The Company has not yet paid separate compensation to its directors and officers. The following table sets forth a summary of certain information concerning the compensation paid by the Association for services rendered in all capacities during the year ended December 31, 1998, 1997 and 1996 to the President and Chief Executive Officer and the Executive Vice President (the "named executive officers"). No other executive officers of the Company or the Association had total annual compensation in excess of $100,000 during fiscal 1998.

                                                                                          Long-Term
                                                  Annual Compensation                    Compensation
                                    ---------------------------------------------   ----------------------
        Name and                                                      Other         Restricted                    All Other
   Principal Position       Year        Salary       Bonus           Annual           Stock        Options     Compensation (4)
                                                                Compensation (1)      Awards
---------------------------------------------------------------------------------------------------------------------------------
Donald C. Scott             1998       $126,880     $21,062         $    -           $   -         $   -           $50,612
President and Chief         1997        123,173       9,490              -           590,992(2)    85,962(3)        54,818
 Executive Officer          1996        100,600      36,004           16,413             -             -               -
--------------------------------------------------------------------------------------------------------------------------------
Bruce A. Scott              1998       $121,800     $20,219         $    -           $   -         $   -           $49,593
Executive Vice President    1997        106,750       8,907              -           590,992(2)    85,962(3)        47,866
                            1996         91,900      32,857           14,971             -             -               -
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

--------------

(1) Amounts reflect the Association's contribution to its defined contributory pension plan on behalf of the employee. Annual compensation does not include amounts attributable to other miscellaneous benefits received by the executive officers. The costs to the Association of providing such other miscellaneous benefits during fiscal 1998 did not exceed the lesser of $50,000 or 10% of the total salary and bonus paid to or accrued for the benefit of such individual executive officer.

(2) Represents the grant of 34,385 shares of restricted Common Stock to each of Messrs. Donald Scott and Bruce Scott pursuant to the Company's Recognition Plan, which were deemed to have the indicated value at the date of grant, October 15, 1997, and which had a fair market value at December 31, 1998 of $447,005 and $447,005 for Messrs. Donald Scott and Bruce Scott, respectively. The awards are earned at a rate of 10% per year from the date of grant. Dividends paid on the restricted Common Stock are held in the RRP Trust and paid to the recipient when the restricted stock is earned.

(3) Consists of awards of stock options which are exercisable at the rate of 20% per year from the date of grant.

(4) Consists of amounts allocated during the year ended as indicated on behalf of each individual pursuant to the ESOP.


COMPENSATION OF DIRECTORS

       Members of the Company's Board of Directors receive no compensation for attending meetings of the Board. Members of the Board of Directors of the Association are paid $700 for each Board meeting regardless of attendance and $500 for each Audit Committee meeting attended, except for Mr. Weber who receives no fee, and $200 for each Compensation Committee meeting attended.

        Each non-employee director of the Company received 14,736 non-qualified stock options on October 15, 1997 with an exercise price of $17.1875, pursuant to the Option Plan. Such options vest ratably over five years. In addition, each non-employee director of the Company also received 5,894 shares of restricted Common Stock on October 15,

1997 which will be earned ratably over ten years, pursuant to the Company's Recognition Plan. Dividends paid on the restricted Common Stock are held in the RRP Trust and paid to the recipient when the restricted stock is earned. Future grants or awards under the Stock Option Plan or Recognition Plan are at the discretion of the Company's Board or a Committee appointed by the Board, consistent with the respective terms of such plans. The Company did not make any grants pursuant to the Option Plan or the Recognition Plan to the non-employee directors during 1998.


EMPLOYMENT AND SEVERANCE AGREEMENTS

      The Company and the Association (collectively the "Employers") in February 1997 entered into employment agreements with Messrs. Donald Scott and Bruce Scott. The Employers agreed to employ Messrs. Donald Scott and Bruce Scott each for a term of three years in their then current positions at their then current base salaries. The agreements were amended on September 11, 1997, in part, to increase the base salaries of Messrs. Donald Scott and Bruce Scott to $125,000 and $120,000, respectively. At least 30 days prior to each annual anniversary date of each of the employment agreements, the Boards of Directors of the Company and the Association shall determine whether or not to extend the term of each agreement for an additional one year. Any party may elect not to extend the agreements for an additional year by providing written notice at least 30 days prior to any annual anniversary date.

      The agreements are terminable with or without cause by the Employers. The officers shall have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that an officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreements or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, Messrs. Donald Scott and Bruce Scott will each be entitled to cash severance payments equal to three times his average annual compensation over his most recent five taxable years. In addition, the officer will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the period otherwise remaining under the term of the agreement or until he obtains full-time employment with another employer, whichever occurs first.

      A Change in Control is generally defined in the employment agreement to include any change in control required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

       The employment agreements provide that in the event that any payments to be paid thereunder are deemed to constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced, in the manner determined by the employee, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Parachute payments generally are payments equal to or exceeding three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

STOCK OPTIONS

                 The Company did not grant any stock options to the named executive officers during 1998.

                 The following table sets forth information concerning the value of stock options held at December 31, 1998 by the named executive officers. Such officers did not exercise any options during 1998.


---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                 AND YEAR END OPTION VALUES
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Number of                      Value of Unexercised
                             Shares                                 Unexercised                         In-The-Money
                          Acquired on        Value                    Options                              Options
         Name               Exercise        Realized            at Fiscal Year-End                 at Fiscal Year-End (1)
                                                        ----------------------------------    -----------------------------------
                                                          Exercisable      Unexercisable        Exercisable        Unexercisable
---------------------------------------------------------------------------------------------------------------------------------
Donald C. Scott                -               -             17,192            68,769               $ -                $   -
---------------------------------------------------------------------------------------------------------------------------------
Bruce A. Scott                 -               -             17,192            68,769               $ -                $   -
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

------------------

(1) Calculated by determining the difference between the fair market value of the Common Stock underlying the options at December 31, 1998 ($13.00) and the exercise price of the options ($17.1875).


TRANSACTIONS WITH CERTAIN RELATED PERSONS

       The Company's and Association's policies provide that all loans made by the Association to the directors, officers and employees of the Company and the Association are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans outstanding as of December 31, 1998 were made by the Association in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility. As of December 31, 1998, five of the directors and executive officers of the Company had aggregate loan balances in excess of $60,000, which amounted to $960,176 in the aggregate. The Company believes that such loans do not involve more than the normal risk of collectibility.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

       Section 16(a) of the Exchange Act requires the officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

       Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, 1998, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Exchange Act, except for Mr. Glazer who was late in filing two reports on Form 4 and Mr. Zahn who was late in filing a report on Form 5.

                      REPORT OF THE COMPENSATION COMMITTEE

                 The Compensation Committee (the "Committee") is composed entirely of non-employee members of GS Financial Corp.'s (the "Company") Board of Directors (the "Board"). It is the responsibility of the Committee to review and recommend to the Board for approval changes to the Company's executive compensation policies and programs.

                 The goals of the Committee are to provide an executive compensation program which allows for the recruitment, retention and motivation of highly qualified executives whose positions are deemed to be key to the Company's current and future success. The Committee attempts to achieve these objectives through a combination of base salary, cash bonus awards, and awards under the Company's 1997 Stock Option Plan and its 1997 Recognition and Retention Plan and Trust.

                 BASE SALARY. The salaries of executive officers are reviewed annually by the Committee and are established for individual executive officers based on subjective evaluations of individual performance and the individual's skills, experience and background. The Committee analyzes information from several national executive compensation survey sources for comparison of compensation paid by institutions in the Company's peer group.

                 CASH BONUS AWARDS. The Committee considers on an annual basis whether to pay cash bonuses to the Company's employees, including the Company's executive officers. The Committee places significant consideration on the earnings and income of the Company in making its determination. The Committee's objective is to ensure the Company will remain competitive in its compensation practices and enable it to retain qualified executive officers. The awarding of cash bonuses is determined in the sole discretion of the Board of Directors.

                 STOCK OPTIONS AND GRANTS UNDER THE COMPANY'S 1997 RECOGNITION AND RETENTION PLAN AND TRUST ("RRP"). The granting of stock options and plan share awards to directors, executive officers and other employees of the Company are done so as a means of providing long-term incentive to those individuals. The Committee believes that stock options and awards under the RRP encourage increased performance and align the interest of those individuals with the interests of the Company's shareholders. The stock options and plan share awards under the RRP were granted in 1997. In 1998, the RRP was amended so that the awards granted thereunder vest over a ten year period at a rate of 10% per year from the date of grant rather than the initial vesting period of 5 years. The vesting schedule, as amended, provides additional incentive to the Board and management to remain with the Company long-term and actively participate in its progress.

                 CHIEF EXECUTIVE OFFICER COMPENSATION.  During 1998, Donald
C. Scott served as Chairman of the Board and Chief Executive Officer. Mr. Scott is employed by the Company in such capacities pursuant to an employment agreement with a current annual base salary of $128,760.00. Under the provisions of the employment agreement, the term thereof may be, and has been, extended by the Board of Directors for additional periods of one year.

                                                     Kenneth B. Caldcleugh
                                                     Stephen L. Cory
                                                     J. Scott Key
                                                     Dr. Mannie D. Paine, Jr.

PERFORMANCE GRAPH

         The following graph compares the cumulative total return relating to the Common Stock since the Company's initial public offering of its Common Stock on April 1, 1997 with (i) the cumulative total return on the stocks included in the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") Stock Market Index (for United States companies), and (ii) the cumulative return on the stocks in the SNL greater than $250M Thrift Index.
All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable period.


[THE PERFORMANCE GRAPH DEPICTS THE FOLLOWING:]

                                                                         PERIOD ENDING
                            ----------------------------------------------------------------------------------------------------
INDEX                                       4/1/97          6/30/97        9/30/97        12/31/97        6/30/98      12/31/98
--------------------------------------------------------------------------------------------------------------------------------
GS Financial Corp.                          100.00          114.95         122.98          158.30         127.18         99.68
NASDAQ - Total US                           100.00          118.90         139.00          130.34         156.93        183.23
SNL greater than $250M Thrift Index         100.00          108.97         130.11          143.24         143.53        116.40


                   RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed LaPorte, Sehrt, Romig & Hand, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 1999, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by LaPorte, Sehrt, Romig & Hand that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. LaPorte, Sehrt, Romig & Hand will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF LAPORTE, SEHRT, ROMIG & HAND AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                             STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April, 2000, must be received at the principal executive offices of the Company, 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, Attention: Lettie R. Moll, Corporate Secretary, no later than November 24, 1999. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article 9.D. of the Company's Articles of Incorporation, which provides that the stockholder must give timely notice thereof in writing to the Secretary of the Company. To be timely with respect to the annual meeting of stockholders scheduled to be held in April 2000, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company no later than February 27, 2000. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Company's capital stock which are beneficially owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

                               ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1998 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 1998 required to be filed with the Commission under the Exchange Act. Such written requests should be directed to Lettie R. Moll, Corporate Secretary, GS Financial Corp., 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002. The Form 10-K is not part of the proxy solicitation materials.

                                OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Donald C. Scott

                                  Donald C. Scott
                                  Chairman of the Board

Metairie, Louisiana
March 23, 1999

                                                                  FORM OF PROXY

REVOCABLE PROXY

                 GS FINANCIAL CORP.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GS FINANCIAL CORP. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 1999 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned hereby appoints J. Scott Key, Bruce A. Scott and Lettie R. Moll as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of GS Financial Corp. (the "Company") held of record by the undersigned on March 15, 1999 at the Annual Meeting of Shareholders to be held at the Company's corporate headquarters located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, on Tuesday, April 27, 1999, at 10:00 a.m., Central Time, and any adjournment thereof.

1.      ELECTION OF DIRECTORS FOR THREE-YEAR TERM

   / /    FOR all nominees listed below        / /     WITHHOLD AUTHORITY
          (except as marked to the                     to vote for all
          contrary below)                              nominees listed
                                                       below

         Nominees for three-year term expiring in 2002:

Kenneth B. Caldcleugh, Bradford A. Glazer and Bruce A. Scott.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


--------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of LaPorte, Sehrt, Romig & Hand as the Company's independent auditors for the year ending December 31, 1999.

        / /   FOR                     / /  AGAINST              / /   ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                                     (CONTINUED ON REVERSE SIDE)

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF AUDITORS IN PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


        Dated: ___________________ , 1999

                                                     -------------------------
                                                     -------------------------
                                                            Signatures

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.


    -----------------------------------------------------------------------
     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
    -----------------------------------------------------------------------